SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement     [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust              Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit  price or other  underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement no.:
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(3)  Filing Party:
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(4)  Date Filed:
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


                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                               August 12, 2002


Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Large-Cap Value Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 and Eaton Vance Utilities Fund (each a "Fund") on Monday, October 7, 2002 to consider two Proposals. Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 are series of Eaton Vance Mutual Funds Trust and Eaton Vance Large-Cap Value Fund and Eaton Vance Utilities Fund are series of Eaton Vance Special Investment Trust (each a "Trust"). We ask you to read the enclosed information carefully and to submit your vote promptly.

Since the Proposals are common to the Funds, we have combined our discussion into a single proxy statement - which will reduce Fund expenses.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one that is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of each Board will continue to be composed of Trustees that are independent of Fund management. The Trustees are also asking Fund shareholders to modify each Fund's investment objective.

We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person. However, we do need your vote. You can vote by mail, telephone, or through the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person if you wish. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                          Sincerely,


                                          /s/ James B. Hawkes
                                          James B. Hawkes
                                          President and Chief Executive Officer
                                          Eaton Vance Management

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO OBTAIN A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                           To Be Held October 7, 2002

A Special Meeting of the Shareholders will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

     1.   To consider and act upon a proposal to elect Trustees of each Fund.

     2. To consider and act upon a proposal to modify the investment objective of each Fund.

     3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                          By Order of the Board of Trustees


                                          /s/ Alan R. Dynner
                                          Alan R. Dynner
                                          Secretary

August 12, 2002
Boston, Massachusetts


                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held October 7, 2002 at the Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about August 12, 2002. Each Fund is in the master-feeder structure and invests its assets in a corresponding portfolio. Eaton Vance Large-Cap Value Fund invests its assets in Large-Cap Value
Portfolio; Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 invests their assets in Tax-Managed Small-Cap Growth Portfolio; and Eaton Vance Utilities Fund invests its assets in Utilities Portfolio (each a "Portfolio"). Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The outstanding shares of beneficial interest of each Fund many consist of Class A, Class B, Class C, Class D or Class I shares as indicated below. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of June 30, 2002 was as follows:

                                                    NO. OF SHARES OUTSTANDING ON
FUND NAME AND CLASS                                         JUNE 30, 2002
-------------------                                 ----------------------------
Eaton Vance Large-Cap Value Fund
  (Class A, B and C)                                        22,123,169.653
--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
  (Class A, B and C)                                        24,972,706.361
--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
  (Class A, B, C, D and I)                                   6,034,222.633
--------------------------------------------------------------------------------
Eaton Vance Utilities Fund
  (Class A, B and C)                                        51,266,450.534
--------------------------------------------------------------------------------


The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of June 30, 2002 are set forth in Exhibit A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees and officers of the Fund, as a group own beneficially less than 1% of the shares of each Fund. Shareholders of all classes of shares of a Fund will vote jointly on each item. As noted in Proposal 1, a plurality of the shares of the entire Trust is required to approve that proposal.

The Trustees know of no business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND ITS SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109,
ATTN: PROXY COORDINATOR, OR CALL 1-866-387-2378.


                        PROPOSAL 1. ELECTION OF TRUSTEES

The Board of Trustees has proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Trust and Portfolio. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Dornbusch who is a nominee for election to each Board. If elected, Mr. Dornbusch will replace Jack Treynor, a current Trustee who is retiring pursuant to each Trust's mandatory retirement policy, and is not proposed for election. Other than the nomination of Mr. Dornbusch and the retirement of Mr. Treynor, the slate of nominees for each Board consists of persons currently serving as a Trustee on that Board. The slate of Trustees is being submitted to shareholders so that each Trust and each Portfolio can comply with a federal securities law requirement that provides, in summary, that at least two-thirds of the Trustees holding office be elected by shareholders.

TRUSTEE NOMINATIONS

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Information about Fund and Portfolio officers appears in Exhibit D.

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with the Funds; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization").

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of each Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

                                                                                               Number of
                                                                                             Portfolios in
                                                                                             Fund Complex
                            Position(s)       Term of                                         Overseen by    Other Directorships
                           Held with the    Office and                                        Trustee or     Held by Trustee or
                             Trust and       Length of      Principal Occupation(s)           Nominee for        Nominee for
Name, Address and Age(1)     Portfolio      Time Served     During Past Five Years            Trustee(2)           Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jessica M. Bibliowicz      Trustee          See Exhibit E   President and Chief Executive          176       None
DOB 11/28/59                                                Officer of National Financial
                                                            Partners (financial services
                                                            company) (since April 1999).
                                                            President and Chief Operating
                                                            Officer of John A. Levin & Co.
                                                            (registered investment adviser)
                                                            (July 1997 to April 1999) and a
                                                            Director of Baker, Fentress &
                                                            Company which owns John A. Levin
                                                            & Co. (July 1997 to April 1999).
                                                            Formerly, Executive Vice President
                                                            of Smith Barney Mutual Funds (July
                                                            1994 to June 1997).

James B. Hawkes            Trustee and      See Exhibit E   Chairman, President and Chief          176       Director of EVC, EV and
DOB 11/9/41                President                        Executive Officer of BMR, Eaton Vance            EVD
                                                            and their corporate parent and
                                                            Trustee (EVC and Eaton Vance, Inc.
                                                            ("EV"); Vice President of EVD.
                                                            President or officer of 172
                                                            investment companies in the Eaton
                                                            Vance Fund Complex.

NONINTERESTED TRUSTEES

Rudi Dornbusch             Current Nominee        --        Professor of Economics and             176       None
DOB 6/8/42                 for Trustee                      International Management,
                                                            Massachusetts Institute of
                                                            Technology.  Partner, FDO Partners,
                                                            LLC (an asset management and
                                                            financial advisory firm).

Donald R. Dwight           Trustee          See Exhibit E   President of Dwight Partners, Inc.     176       Trustee/Director of
DOB 3/26/31                                                 (a corporate relations and                       the Royce Funds
                                                            communications company).                         (mutual funds)

Samuel L. Hayes, III       Trustee          See Exhibit E   Jacob H. Schiff Professor of           176       Director of Tiffany
DOB 2/23/35                                                 Investment Banking Emeritus, Harvard             & Co. (specialty
                                                            University Graduate School of Business           retailer) and Telect,
                                                            Administration.                                  Inc. (telecommunication
                                                                                                             services company)

Norton H. Reamer           Trustee          See Exhibit E   President, Unicorn Corporation (an     176       None
DOB 9/21/35                                                 investment and financial advisory
                                                            services company) (since September
                                                            2000).  Chairman, Hellman, Jordan
                                                            Management Co., Inc. (an investment
                                                            management company) (since November
                                                            2000).  Advisory Director of Berkshire
                                                            Capital Corporation (investment
                                                            banking firm) (since June 2002).
                                                            Formerly Chairman of the Board, United
                                                            Asset Management Corporation (a
                                                            holding company owning institutional
                                                            investment management firms) and
                                                            Chairman, President and Director, UAM
                                                            Funds (mutual funds).

                                       3

                                                                                               Number of
                                                                                             Portfolios in
                                                                                             Fund Complex
                            Position(s)       Term of                                         Overseen by    Other Directorships
                           Held with the    Office and                                        Trustee or     Held by Trustee or
                             Trust and       Length of      Principal Occupation(s)           Nominee for        Nominee for
Name, Address and Age(1)     Portfolio      Time Served     During Past Five Years            Trustee(2)           Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lynn A. Stout              Trustee          See Exhibit E   Professor of Law, University of        176       None
DOB 9/14/56                                                 California at Los Angeles School
                                                            of Law (since July 2001).  Formerly,
                                                            Professor of Law, Georgetown
                                                            University Law Center.


(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA.
(2)  Includes both master and feeder funds in master feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance funds overseen by the Trustee as of June 30, 2002. Portfolio shares cannot be owned by Trustees. The valuation date for the shares owned is June 30, 2002.

                                                                   Dollar Range of Equity Securities Owned by

                            Jessica M.       James B.        Donald R.       Rudi     Samuel L.        Norton H.       Lynn A.
Fund Name                  Bibliowicz(1)     Hawkes(1)       Dwight(2)   Dornbusch(2) Hayes, III(2)    Reamer(2)       Stout(2)
---------                 --------------- ---------------- ------------- ------------ ------------- --------------- ---------------
Eaton Vance Large-Cap
Value Fund                       None           None           None          None         None      $10,001-$50,000      None
------------------------- --------------- ---------------- ------------- ------------ ------------- --------------- ---------------
Eaton Vance Tax-Managed
Small-Cap Growth Fund 1.1        None     $50,001-$100,000     None          None         None           None            None
------------------------- --------------- ---------------- ------------- ------------ ------------- --------------- ---------------
Eaton Vance Tax-Managed
Small-Cap Growth Fund 1.2        None           None           None          None         None           None            None
------------------------- --------------- ---------------- ------------- ------------ ------------- --------------- ---------------
Eaton Vance Utilities
Fund                             None           None           None          None         None           None            None
------------------------- --------------- ---------------- ------------- ------------ ------------- --------------- ---------------

Aggregate Dollar Range    $10,001-$50,000  Over $100,000   Over $100,000     None     Over $100,000  Over $100,000  $10,001-$50,000
of Equity Securities
Owned in all Registered
Funds Overseen by Trustee
in the Eaton Vance Group
of Funds

     (1)  Interested Trustees
     (2)  Disinterested Trustees

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES
During the calendar year ended December 31, 2001, the Trustees met eight times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met once. Each Trustee currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolios have the same committee structure and composition as the Trusts.

The Nominating Committee of the Board of Trustees is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Fund's Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds, and certain service providers.

Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Fund's Board of Trustees. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

REMUNERATION OF TRUSTEES
Trustees of each Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Fund nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization will be paid by the Funds. Exhibit C sets forth the compensation earned by the noninterested Trustees in their capacities as Trustees of each Fund as of the Fund's most recent fiscal year end, and the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2001.

ELECTION OF PORTFOLIO TRUSTEES. As noted above, each nominee for Trustee of each Trust has been nominated to serve as a Trustee of each Portfolio. When voting on a parallel proposal to elect Trustees of the Portfolio, each Fund will vote its interest in its corresponding Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on each Fund's current net assets, each Fund holds at least a majority of the interests in its corresponding Portfolio except that Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 owns approximately 15% of its Portfolio.

VOTING AT THE MEETING. Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1. Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO ELECT EACH NOMINEE AS A TRUSTEE OF THE TRUST.


             PROPOSAL 2. TO APPROVE A MODIFIED INVESTMENT OBJECTIVE

At a meeting of Trustees held June 18, 2002, the Board of each Fund voted to modify the investment objectives of the Funds. Each Fund's current investment objective and the proposed objective are listed below. No adjustment in current portfolio holdings is contemplated as a result of this change if it is implemented.

FUND                          CURRENT OBJECTIVE       PROPOSED OBJECTIVE
----                          -----------------       ------------------
Eaton Vance Large-Cap Value   To provide growth of    To seek total return.
Fund                          principal and income.

Eaton Vance Tax-Managed       To achieve long-term,   To achieve long-term,
Small-Cap Growth Fund 1.1     after-tax returns for   after-tax returns for its
and                           its shareholders        shareholders.
Eaton Vance Tax-Managed       through investing in a
Small-Cap Growth Fund 1.2     diversified portfolio
                              of equity securities
                              of emerging growth
                              companies.

Eaton Vance Utilities Fund    To provide a high       To seek total return.
                              level of total return,
                              consisting of capital
                              appreciation and
                              relatively predictable
                              income. The Fund seeks
                              high total return
                              consistent with
                              prudent management and
                              preservation of capital.

THE PROPOSED CHANGE WOULD NOT MATERIALLY AFFECT THE TYPES OF SECURITIES THAT WOULD BE PURCHASED OR OTHERWISE MATERIALLY AFFECT HOW THE FUNDS' INVESTMENTS WOULD BE MANAGED. The change in objective for Eaton Vance Large-Cap Value Fund (formerly Eaton Vance Growth & Income Fund) is being proposed to make the objective more consistent with the Fund's "total return" investment approach, under which capital returns and income returns are treated as substantially interchangeable. For Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (formerly Eaton Vance Tax-Managed Emerging Growth Fund 1.1 and 1.2, respectively), the proposed change would eliminate from the Funds' objective the term "emerging growth companies," which some investors find confusing or ambiguous. The Funds would pursue the objective of long-term, after-tax returns by investing (as the Fund names imply) primarily in smaller, faster-growing companies. For Eaton Vance Utilities Fund, the proposed objective is more consistent with current mutual fund industry practice, which favors shorter and simpler statements of objective. The Fund would continue to be managed prudently and with an eye toward predictability of income and capital preservation.

CHANGES TO THE PORTFOLIOS' INVESTMENT OBJECTIVES. When voting on a parallel proposal to modify the investment objective of the Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal. If a sufficient number of votes in favor of the Proposal are received from the investors in the Portfolio, the investment objective will be changed.

VOTE REQUIRED TO APPROVE PROPOSAL 2. Approval of the modified investment objective requires the affirmative vote of a majority of the outstanding shares of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE MODIFICATION OF THE FUND'S INVESTMENT RESTRICTIONS AS DESCRIBED IN THIS PROPOSAL 2.

                       NOTICE TO BANKS AND BROKER/DEALERS
The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION
AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, or PricewaterhouseCoopers, LLP ("PWC"), 160 Federal Street, Boston, Massachusetts 02110, serve as independent accountants of each Fund and Portfolio. Deloitte and PWC are expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. A list of the Funds, their independent accountant and the fees paid to the auditors for a Fund's most recent fiscal year are set forth in Exhibit B. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2001 were $1,162,903. PWC provides services to numerous investment companies sponsored by Eaton Vance, but not to EVC or its affiliates. The Audit Committee and Board of Trustees are aware that Deloitte provides services to the Eaton Vance Organization.

OFFICERS OF THE TRUSTS AND PORTFOLIOS. The officers of the Funds, their corresponding Portfolios and length of service are set forth in Exhibit D. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio benefit from the advisory fees paid by the Portfolio and, in the case of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2, administration fees paid by the Fund to Eaton Vance.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER. BMR serves as investment adviser to each Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to each Fund. EVD acts as the principal underwriter for each Fund and as placement agent for each Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust's Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC, Inc., by broker-dealer firms or by a professional solicitation organization. The Funds have retained D.F. King & Co., Inc., New York, NY 10005 ("DF King") to assist in the solicitation of proxies, for which each Fund will pay an estimated average fee of approximately $______ plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., by broker-dealer firms, by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs per Fund are [$ .]

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.



August 12, 2002

                                                                       Exhibit A

As of June 30, 2002, the following record owner(s) of the Fund and class held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                         Address         % Owned
                                                         -------         -------
Eaton Vance Mutual Funds Trust

 Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
 Class A Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL      7.7%
 Class B Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     12.4%
 Class C Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     17.6%

 Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
 Class A Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL      8.9%
 Class B Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     16.6%
 Class C Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     23.2%
 Class D Shares
   None
 Class I Shares*
   Geoffrey Dailey                                   Cambridge, MA        30.8%
   Kelly M. Flynn                                    Hingham, MA          23.9%
   Arthur R. Cannon, Sr. and Carol A. Cannon JTWROS  Woburn, MA           21.3%
   Ryan P. Cannon                                    Woburn, MA           19.4%

Eaton Vance Special Investment Trust

 Eaton Vance Large-Cap Value Fund
 Class A Shares
   None
 Class B Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     11.3%
 Class C Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     22.0%

 Eaton Vance Utilities Fund
 Class A Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     20.6%
 Class B Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     14.2%
 Class C Shares
   Merrill Lynch, Pierce, Fenner & Smith, Inc.       Jacksonville, FL     19.8%


* Class I shares are also known as "Institutional Shares".

                                                                       Exhibit B


                                  AUDITOR FEES

TRUST/FUND NAME                            AUDITOR     AUDIT FEES     OTHER FEES
--------------------------------------------------------------------------------
Eaton Vance Mutual Funds Trust
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Small-Cap
 Growth 1.1                                Deloitte     $ 6,100         $6,750
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Small-Cap
 Growth 1.2                                Deloitte     $ 6,100         $6,150
--------------------------------------------------------------------------------


Eaton Vance Special Investment Trust
--------------------------------------------------------------------------------
 Eaton Vance Large-Cap Value Fund            PWC        $17,100         $7,800
--------------------------------------------------------------------------------
 Eaton Vance Utilities Fund                  PWC        $17,100         $7,570
--------------------------------------------------------------------------------


Portfolios
--------------------------------------------------------------------------------
 Large-Cap Value Portfolio                   PWC        $26,775         $5,620
--------------------------------------------------------------------------------
 Tax-Managed Small-Cap Growth Portfolio    Deloitte     $15,500         $4,800
--------------------------------------------------------------------------------
 Utilities Portfolio                         PWC        $25,975         $4,620
--------------------------------------------------------------------------------


(1)  PWC refers to PricewaterhouseCoopers LLP
(2)  Deloitte refers to Deloitte & Touche LLP

                                                                      Exhibit C

                            Compensation of Trustees
                            ------------------------

                                             Jessica M.        Donald R.        Samuel L.         Norton H.        Lynn A.
Trusts/Portfolios                            Bibliowicz         Dwight          Hayes, III         Reamer           Stout
-------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Mutual Funds Trust
  (20 Funds)        10/30 FYI                $  9,002          $  7,999         $  8,465          $  7,901         $  8,827
-------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Special Investment Trust
 (8 Funds)                                      6,555             5,839            6,183             5,772            6,417
-------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                       2,239             2,335            2,411             2,299            2,456
-------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Growth Portfolio          3,652             3,480            3,644             3,431            3,758
-------------------------------------------------- ----------------------------------------------------------------------------
Utilities Portfolio                             4,354             4,044            4,251             3,991            4,392
-------------------------------------------------------------------------------------------------------------------------------
Complex Total(1)                             $160,000          $  162,500 (2)   $170,000          $160,000         $160,000 (3)
-------------------------------------------------------------------------------------------------------------------------------


(1) As of June 30, 2002, the Eaton Vance fund complex consists of 177 registered investment companies or series thereof. Complex total represents compensation for the calendar year ended December 31, 2001. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund's or Portfolio's recently completed fiscal year.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

                                                                      Exhibit D

                               OFFICER BIOGRAPHIES
                               -------------------

                                            Term of
                        Position(s)       Office and
Name, Address            Held with         Length of                               Principal Occupations
 and Age(1)               Fund(3)         Time Served                            During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------

William H. Ahern, Jr.   Vice President   See Exhibit E     Vice President of Eaton Vance and BMR. Officer of 35 investment companies
DOB 7/28/59                                                managed by Eaton Vance or BMR.

Alan R. Dynner            Secretary      See Exhibit E     Vice President, Secretary  and Chief Legal Officer of  BMR, Eaton  Vance,
DOB 10/10/40                                               EVD and EVC. Officer of  176 investment companies  managed by Eaton Vance or BMR.

Thomas J. Fetter        Vice President   See Exhibit E     Vice  President  of  Eaton Vance  and  BMR.  Officer  of  113  investment
DOB 8/20/43                                                companies managed by Eaton Vance or BMR.

Duke Laflamme           Vice President   See Exhibit E     Vice President of Eaton Vance  and BMR since November 2001.  Fixed-income
DOB 7/8/69                                                 analyst  at Eaton Vance  since  January  1998 and  prior thereto  was  an assistant  portfolio  manager  at  Norwest  Investment  Management,  Inc.
                                                           Officer of 11 investment companies managed by Eaton Vance or BMR.

Armin J. Lang           Vice President   See Exhibit E     Vice President of Eaton Vance  and BMR since  March, 1998.  Previously he
DOB 7/8/64                                                 was a Vice  President at Standish, Ayer & Wood.  Officer of 24 investment companies managed by Eaton Vance or BMR.

Michael R. Mach         Vice President   See Exhibit E     Vice President of Eaton Vance  and BMR since December, 1999.  Previously,
DOB 7/15/47                                                Managing  Director and Senior Analyst for Robertson Stephens (1998-1999);
                                                           and  Managing Director and Senior Analyst for  Piper Jaffray (1996-1998).
                                                           Officer of 25 investment companies managed by Eaton Vance or BMR.

Robert B. MacIntosh     Vice President   See Exhibit E     Vice  President  of  Eaton  Vance  and  BMR.  Officer  of 112  investment
DOB 1/22/57                                                companies managed by Eaton Vance or BMR.

James L. O'Connor         Treasurer      See Exhibit E     Vice  President of BMR, Eaton  Vance and EVD.  Officer of  176 investment
DOB 4/1/45                                                 companies managed by Eaton Vance or BMR.


Duncan W. Richardson    Vice President   See Exhibit E     Senior Vice President and Chief  Equity Investment Officer of Eaton Vance
DOB 10/26/57                                               and BMR.  Officer  of 25 investment companies  managed by Eaton  Vance or
                                                           BMR.

Walter A. Row, III      Vice President   See Exhibit E     Director of Equity  Research and a Vice President of Eaton Vance and BMR.
DOB 7/20/57                                                Officer of 23 investment companies managed by Eaton Vance or BMR.

Judith A. Saryan        Vice President   See Exhibit E     Vice  President  of Eaton  Vance and  BMR since  March 1999.  Previously,
DOB 3/31/54                                                Portfolio  Manager and Equity  Analyst for State  Street Global  Advisors
                                                           (1980-1999).  Officer of  1 investment  company managed by Eaton Vance or
                                                           BMR.

Susan Schiff            Vice President   See Exhibit E     Vice President of Eaton Vance and BMR. Officer of 25 investment companies
DOB 3/31/61                                                managed by Eaton Vance or BMR.


Edward E. Smiley, Jr.   Vice President   See Exhibit E     Vice President of Eaton Vance and BMR. Officer of 37 investment companies
DOB 10/5/44                                                managed by Eaton Vance or BMR.



(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master feeder structure.
(3) See Exhibit E for the specific Funds and Portfolios that each officer serves on.

                                                                      Exhibit E

         POSITIONS HELD AND YEAR OF ORIGINAL ELECTION AS TRUSTEE/OFFICER
         ---------------------------------------------------------------

                                                Trusts                                             Portfolios

                               Eaton Vance Mutual   Eaton Vance Special        Large-Cap Value   Tax-Managed Small-Cap   Utilities
Interested Trustees)              Funds Trust        Investment Trust             Portfolio        Growth Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Jessica M. Bibliowicz               T-1998               T-1998                   T-1998               T-1998            T-1998
------------------------------------------------------------------------------------------------------------------------------------
 James B. Hawkes                    T/P-1991             T/P-1989                 T/P-1993             T/P-1998          T/P-1993
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees)
------------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight                    T-1986               T-1989                   T-1993               T-1998            T-1993
------------------------------------------------------------------------------------------------------------------------------------
 Samuel L. Hayes, III                T-1986               T-1989                   T-1993               T-1998            T-1993
------------------------------------------------------------------------------------------------------------------------------------
 Norton H. Reamer                    T-1984               T-1989                   T-1993               T-1998            T-1993
------------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout                       T-1998               T-1998                   T-1998               T-1998            T-1998
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
 William  H. Ahern, Jr.              VP-1995                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Alan R. Dynner                   Secretary-1997       Secretary-1997           Secretary-1997       Secretary-1998   Secretary-1997
------------------------------------------------------------------------------------------------------------------------------------
 Thomas J. Fetter                    VP-1997                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Duke Laflamme                         --                 VP-2001                    --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Armin J. Lang                       VP-1999                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Michael R. Mach                     VP-1999                --                     VP-1999                --                --
------------------------------------------------------------------------------------------------------------------------------------
 Robert B. MacIntosh                 VP-1998                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 James L. O'Connor                Treasurer-1989       Treasurer-1989           Treasurer-1993      Treasurer-1998     Treasuer-1993
------------------------------------------------------------------------------------------------------------------------------------
 Duncan W. Richardson                VP-2001                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Walter A. Row, III                  VP-2001                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Judith A. Saryan                      --                   --                       --                   --              VP-1999
------------------------------------------------------------------------------------------------------------------------------------
 Susan Schiff                        VP-2002                --                       --                   --                --
------------------------------------------------------------------------------------------------------------------------------------
 Edward E. Smiley, Jr.               VP-1999              VP-1996                    --                 VP-1998             --
------------------------------------------------------------------------------------------------------------------------------------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                        EATON VANCE LARGE-CAP VALUE FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

     Your Control Number is

                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this      1.  Read the Proxy Statement
    card at hand                                   card at hand                                2.  If you want to vote all of your
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy                account, use the Proxy Card below
3.  Enter the control number shown above       3.  Enter the control number shown above        3.  Return the card in the postage-
    and follow the simple instructions             and follow the simple instructions              paid envelope provided
     follow the simple instructions                 follow the simple instructions
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance Large-Cap Value Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]


                            Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


The Board of Trustees recommends a vote FOR the following:


                                                          FOR all      WITHHOLD
1.  To elect as Trustee the following nominees:           Nominees     authority
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes,  Listed (except   to vote
    (03) Rudi Dornbusch, (04) Donald R. Dwight,         as noted in     for all
    (05) Samuel L. Hayes, III, (06) Norton H. Reamer,   the line at     nominees
    (07) Lynn A. Stout                                     left)         listed

 INSTRUCTION:  To withhold authority to vote for any
 individual nominee, write that nominee's number on        [  ]           [  ]
 the line below.
-----------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
2.  To modify the investment objective of the Fund.      [ ]     [ ]       [ ]

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

     Your Control Number is

                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this      1.  Read the Proxy Statement
    card at hand                                   card at hand                                2.  If you want to vote all of your
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy                account, use the Proxy Card below
3.  Enter the control number shown above       3.  Enter the control number shown above        3.  Return the card in the postage-
    and follow the simple instructions             and follow the simple instructions              paid envelope provided
     follow the simple instructions                 follow the simple instructions
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the "Fund), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]


                            Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


The Board of Trustees recommends a vote FOR the following:

1.  To elect as Trustee the following nominees:           Nominees     authority
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes,  Listed (except   to vote
    (03) Rudi Dornbusch, (04) Donald R. Dwight,         as noted in     for all
    (05) Samuel L. Hayes, III, (06) Norton H. Reamer,   the line at     nominees
    (07) Lynn A. Stout                                     left)         listed

 INSTRUCTION:  To withhold authority to vote for any
 individual nominee, write that nominee's number on        [  ]           [  ]
 the line below.
-----------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
2.  To modify the investment objective of the Fund.      [ ]     [ ]       [ ]

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

     Your Control Number is

                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this      1.  Read the Proxy Statement
    card at hand                                   card at hand                                2.  If you want to vote all of your
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy                account, use the Proxy Card below
3.  Enter the control number shown above       3.  Enter the control number shown above        3.  Return the card in the postage-
    and follow the simple instructions             and follow the simple instructions              paid envelope provided
     follow the simple instructions                 follow the simple instructions
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]


                            Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


The Board of Trustees recommends a vote FOR the following:

1.  To elect as Trustee the following nominees:           Nominees     authority
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes,  Listed (except   to vote
    (03) Rudi Dornbusch, (04) Donald R. Dwight,         as noted in     for all
    (05) Samuel L. Hayes, III, (06) Norton H. Reamer,   the line at     nominees
    (07) Lynn A. Stout                                     left)         listed

 INSTRUCTION:  To withhold authority to vote for any
 individual nominee, write that nominee's number on        [  ]           [  ]
 the line below.
-----------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
2.  To modify the investment objective of the Fund.      [ ]     [ ]       [ ]

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                           EATON VANCE UTILITIES FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

     Your Control Number is

                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this      1.  Read the Proxy Statement
    card at hand                                   card at hand                                2.  If you want to vote all of your
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy                account, use the Proxy Card below
3.  Enter the control number shown above       3.  Enter the control number shown above        3.  Return the card in the postage-
    and follow the simple instructions             and follow the simple instructions              paid envelope provided
     follow the simple instructions                 follow the simple instructions
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance Utilities Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [   ]


                            Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


The Board of Trustees recommends a vote FOR the following:

1.  To elect as Trustee the following nominees:           Nominees     authority
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes,  Listed (except   to vote
    (03) Rudi Dornbusch, (04) Donald R. Dwight,         as noted in     for all
    (05) Samuel L. Hayes, III, (06) Norton H. Reamer,   the line at     nominees
    (07) Lynn A. Stout                                     left)         listed

 INSTRUCTION:  To withhold authority to vote for any
 individual nominee, write that nominee's number on        [  ]           [  ]
 the line below.
-----------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
2.  To modify the investment objective of the Fund.      [ ]     [ ]       [ ]